UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 9, 2007
A.S.V., INC.
(Exact name of registrant as specified in its charter)

Minnesota (State or other jurisdiction of incorporation)	0-25620 (Commission File Number)	41-1459569 (I.R.S. Employer Identification No.)
840 Lily Lane, Grand Rapids, Minnesota 55744
(Address of principal executive offices, including zip code)
Registrant’s telephone number, including area code: (218) 327-3434
Not applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
SIGNATURE

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On April 9, 2007, Mr. James H. Dahl, a member of the Board of Directors of A.S.V., Inc. (the “Company”), informed Mr. Richard A. Benson, Chief Executive Officer of the Company, that he did not intend to stand for re-election to the Board at the Company’s 2007 Annual Meeting of Shareholders. Mr. Dahl has indicated that he is leaving the Board in order to focus more of his time on a new business venture. There was no disagreement between Mr. Dahl and the Company.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: April 12, 2007

A.S.V., Inc.
By:	/s/ Richard A. Benson
Richard A. Benson
Chief Executive Officer